Exhibit 10.1


     This will confirm the agreement by and among the undersigned that the Schedule l3D filed with the Securities and Exchange Commission on or about the date hereof with respect to the beneficial ownership of the undersigned of shares of Common Stock, par value $.001 per share of Spacial Corporation, a Delaware corporation, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule l3d-1(k) under the Securities Exchange Act of l934, as amended. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 2, 2001
                                            /s/ Bruce Caputo
                                            --------------------------------
                                                Bruce Caputo


                                            Trust Under Agreement Dated 6/30/89

                                        By: /s/ Bruce Caputo
                                            --------------------------------
                                                Bruce Caputo, as Trustee






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